UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2016

UNITED STATES COMMODITY INDEX

FUNDS TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-34833	27-1537655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

(510) 522-9600	1999 Harrison Street, Suite 1530 Oakland, California 94612
Registrant’s telephone number, including area code	(Address of principal executive offices) (Zip Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

On March 28, 2016, the United States Commodity Index Funds Trust (the “Registrant”), the United States Commodity Index Fund (“USCI”), the United States Copper Index Fund (“CPER”) and the United States Agriculture Index Fund (“USAG”), each a series of the Registrant, issued their annual financial statements for the year ended December 31, 2015, as required pursuant to Rule 4.22 under the Commodity Exchange Act. A copy of the annual financial statements for USCI is furnished as Exhibit 99.1 to this Current Report on Form 8-K and also can be found on USCI’s website at www.unitedstatescommodityfunds.com. A copy of the annual financial statements for CPER is furnished as Exhibit 99.2 to this Current Report on Form 8-K and also can be found on CPER’s website at www.unitedstatescommodityfunds.com. A copy of the annual financial statements for USAG is furnished as Exhibit 99.3 to this Current Report on Form 8-K and also can be found on USAG’s website at www.unitedstatescommodityfunds.com. The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Annual Financial Statements of USCI for the year ended December 31, 2015.

Exhibit 99.2 Annual Financial Statements of CPER for the year ended December 31, 2015.

Exhibit 99.3 Annual Financial Statements of USAG for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES COMMODITY INDEX FUNDS TRUST
	By:	United States Commodity Funds LLC, its sponsor

Date: March 28, 2016	By:	/s/ Stuart Crumbaugh
	Name:	Stuart Crumbaugh
	Title:	Chief Financial Officer